                                                                   EXHIBIT 99.17






                       Financial Statements and Report of
                    Independent Certified Public Accountants

                       COUNTRYWIDE SECURITIES CORPORATION
        (A WHOLLY OWNED SUBSIDIARY OF COUNTRYWIDE CAPITAL MARKETS, INC.)

                                February 28, 2001

                                 C O N T E N T S


                                                                                                                 Page
                                                                                                                 ----
Report of Independent Certified Public Accountants                                                                3

Financial Statements

    Statement of Financial Condition                                                                              4

    Statement of Earnings                                                                                         5

    Statement of Changes in Stockholders' Equity                                                                  6

    Statement of Changes in Subordinated Borrowings                                                               7

    Statement of Cash Flows                                                                                       8

    Notes to Financial Statements                                                                                 9

Supplementary Information

    Report of Independent Certified Public Accountants on Supplementary Information
        Required by Rule 17a-5 of the Securities and Exchange Commission                                         22

    SCHEDULE I - Computation of Net Capital under Rule 15c3-1 of the Securities and
        Exchange Commission                                                                                      23

    SCHEDULE II - Computation for Determination of Reserve Requirements under
        Rule 15c3-3 of the Securities and Exchange Commission                                                    24

    SCHEDULE III - Information Relating to Possession or Control Requirements under
        Rule 15c3-3 of the Securities and Exchange Commission                                                    25

Report of Independent Certified Public Accountants on Internal Control Required by
    Rule 17a-5 of the Securities and Exchange Commission                                                         27

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Board of Directors
Countrywide Securities Corporation


We have audited the accompanying statement of financial condition of Countrywide Securities Corporation (a wholly owned subsidiary of Countrywide Capital Markets, Inc.) as of February 28, 2001, and the related statements of earnings, changes in stockholders' equity, changes in subordinated borrowings, and cash flows for the year then ended that you are filing pursuant to rule 17a-5 under the Securities Exchange Act of 1934. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Countrywide Securities Corporation as of February 28, 2001, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.





Los Angeles, California
April 6, 2001

                       COUNTRYWIDE SECURITIES CORPORATION
                          (A WHOLLY OWNED SUBSIDIARY OF
                       COUNTRYWIDE CAPITAL MARKETS, INC.)

                        STATEMENT OF FINANCIAL CONDITION

                                February 28, 2001

                             (Dollars in thousands)


                               ASSETS

Cash segregated under federal regulations                          $   26,070
Receivables from brokers and dealers                                  276,769
Receivables from customers                                             85,165
Trading securities owned, at market value                           3,740,949
Trading securities owned, at market value, pledged as collateral      309,089
Securities purchased under agreements to resell                     2,124,385
Other assets                                                           39,145
                                                                   ----------
            Total assets                                           $6,601,572
                                                                   ==========

                  LIABILITIES AND STOCKHOLDERS' EQUITY

Payables to brokers and dealers                                    $   39,604
Payables to customers                                                 124,720
Trading securities sold, not yet purchased, at market value           260,151
Securities sold under agreements to repurchase                      5,891,588
Accounts payable and accrued liabilities                               30,964
Due to affiliates                                                      55,216
                                                                   ----------

            Total liabilities                                       6,402,243
                                                                   ----------

Commitments and contingencies                                            --
Liabilities subordinated to claims of general creditors                52,498
                                                                   ----------

Stockholders' equity
    Capital stock - no par value; authorized, 100,000
             shares; issued and outstanding, 30 shares                    288
    Additional paid-in capital                                         65,400
    Retained earnings                                                  81,143
                                                                   ----------
            Total stockholders' equity                                146,831
                                                                   ----------
            Total liabilities and stockholders' equity             $6,601,572
                                                                   ==========




         The accompanying notes are an integral part of this statement.

                       COUNTRYWIDE SECURITIES CORPORATION
                          (A WHOLLY OWNED SUBSIDIARY OF
                       COUNTRYWIDE CAPITAL MARKETS, INC.)

                              STATEMENT OF EARNINGS

                          Year ended February 28, 2001

                             (Dollars in thousands)

Revenues
         Gain on securities trading accounts and fees   $ 80,066
         Interest earned                                 426,095
                                                        --------

                                                         506,161
Expenses
         Employee compensation and benefits               56,780
         Interest expense                                396,571
         Transfer and clearing fees                        1,899
         Rent                                                874
         Data processing                                   4,940
         Other operating expenses                          8,232
                                                        --------
                                                         469,296
                                                        --------

                  Earnings before income taxes            36,865

Provision for income taxes                                13,456
                                                        --------

                  NET EARNINGS                          $ 23,409
                                                        ========



         The accompanying notes are an integral part of this statement.

                       COUNTRYWIDE SECURITIES CORPORATION
                          (A WHOLLY OWNED SUBSIDIARY OF
                       COUNTRYWIDE CAPITAL MARKETS, INC.)

                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

                          Year ended February 28, 2001

                             (Dollars in thousands)


                                                                                     Total
                                      Common         Paid-in        Retained      Stockholders'
                                       Stock         Capital        Earnings          Equity
                                    ----------    -------------   -------------   -------------
Balances at March 1, 2000            $    288        $ 30,400        $ 57,734        $ 88,422

Capital contributed by Parent            --            35,000            --            35,000

Net earnings for the year                --              --            23,409          23,409
                                     --------        --------        --------        --------

Balances at February 28, 2001        $    288        $ 65,400        $ 81,143        $146,831
                                     ========        ========        ========        ========


         The accompanying notes are an integral part of this statement.

                       COUNTRYWIDE SECURITIES CORPORATION
                          (A WHOLLY OWNED SUBSIDIARY OF
                       COUNTRYWIDE CAPITAL MARKETS, INC.)

                             STATEMENT OF CHANGES IN
                             SUBORDINATED BORROWINGS

                          Year ended February 28, 2001

                             (Dollars in thousands)


Subordinated borrowings at March 1, 2000            $ 52,093
Increases:
         Issuance of subordinated notes               53,194
Decreases:
         Payment of subordinated notes               (52,789)
                                                    --------
Subordinated borrowings at February 28, 2001        $ 52,498
                                                    ========




         The accompanying notes are an integral part of this statement.

                       COUNTRYWIDE SECURITIES CORPORATION
                          (A WHOLLY OWNED SUBSIDIARY OF
                       COUNTRYWIDE CAPITAL MARKETS, INC.)

                             STATEMENT OF CASH FLOWS

                          Year ended February 28, 2001

                             (Dollars in thousands)

Cash flows from operating activities:
         Net earnings                                                                            $    23,409
         Adjustments to reconcile net earnings to net cash used in operating activities:
                  Increase in cash segregated under federal regulations                              (20,470)
                  Increase in receivables from brokers and dealers                                  (258,308)
                  Increase in receivables from customers                                             (80,537)
                  Increase in trading securities owned, at market value                           (2,066,007)
                  Increase in securities purchased under agreements to resell                     (1,666,861)
                  Increase in other assets                                                           (21,476)
                  Increase in payables to brokers and dealers                                          5,449
                  Increase in payables to customers                                                  120,967
                  Increase in trading securities sold, not yet purchased, at market value             78,247
                  Increase in securities sold under agreements to repurchase                       3,816,331
                  Increase in accounts payable and accrued liabilities                                20,296
                                                                                                 -----------

                                    Net cash used in operating activities                            (48,960)

Cash flows from financing activities:
         Increase in due to affiliates                                                                13,555
         Net increase in subordinated notes                                                              405
         Capital contributed by Parent                                                                35,000
                                                                                                 -----------
                                    Net cash provided by financing activities                         48,960

                                    Net change in cash                                                  --

Cash at beginning of year                                                                               --
                                                                                                 -----------

Cash at end of year                                                                              $       --
                                                                                                 ===========
Supplemental disclosure of cash flow information:
         Interest paid                                                                           $   394,604
                                                                                                 ===========

         The accompanying notes are an integral part of this statement.

                       COUNTRYWIDE SECURITIES CORPORATION
                          (A WHOLLY OWNED SUBSIDIARY OF
                       COUNTRYWIDE CAPITAL MARKETS, INC.)

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 2001


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Countrywide Securities Corporation (the "Company") is a broker-dealer registered with the Securities and Exchange Commission ("SEC") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The Company trades mortgage-backed securities ("MBS") and other fixed income securities with broker-dealers and institutional investors. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Organization

     The Company is a California corporation that is a wholly owned subsidiary of Countrywide Capital Markets, Inc. (the "Parent"), which in turn is a wholly owned subsidiary of Countrywide Credit Industries, Inc. ("CCI").

     Cash

     Financing of the Company's assets and operations is provided by cash flow from operations and collateralized financing arrangements, bank loans, or loans from affiliates, on an as needed basis. The unrestricted cash balance is zero.

     Securities Transactions

     Proprietary securities transactions in regular-way trades are recorded on the trade date, as if they had settled. Profit and loss arising from all securities transactions entered into for the account and risk of the Company are recorded on a trade date basis. Customers' securities transactions are reported on a settlement date basis with income and expenses reported on a trade date basis.

     Amounts receivable and payable for securities transactions that have not reached their contractual settlement date are recorded net on the statement of financial condition.

     Trading securities are carried at market value.

                       COUNTRYWIDE SECURITIES CORPORATION
                          (A WHOLLY OWNED SUBSIDIARY OF
                       COUNTRYWIDE CAPITAL MARKETS, INC.)

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                February 28, 2001


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

     Securities Purchased Under Agreements to Resell and Securities Sold Under Agreements to Repurchase

     Transactions involving purchases of securities under agreements to resell or sales of securities under agreements to repurchase are accounted for as collateralized financings except where the Company does not have an agreement to sell (or purchase) the same or substantially the same securities before maturity at a fixed or determinable price. It is the policy of the Company to obtain possession of collateral with a market value equal to or in excess of the principal amount loaned under resale agreements. Collateral is valued daily, and the Company may require counterparties to deposit additional collateral or return collateral pledged when appropriate.

     At February 28, 2001, the market value of the collateral received related to securities purchased under agreements to resell was $2,442,701,000 of which $2,316,709,000 was pledged as collateral.

     Collateral

     The Company continues to report assets it has pledged as collateral in secured borrowing and other arrangements when the secured party cannot sell or repledge the assets or the Company can substitute collateral or otherwise redeem it on short notice. The Company generally does not report assets received as collateral in secured lending and other arrangements since the debtor typically has the right to redeem the collateral on short notice.

     Income Taxes

     CCI and its subsidiaries, including the Company, have elected to file consolidated federal and combined state income and franchise tax returns. The policy of CCI is for each member of the consolidated group to recognize tax expense based on that member's financial statement income at the rate of 36.5%. The income tax liability generated by the Company, as well as payments thereof, are reflected in the amount due to affiliates.

                       COUNTRYWIDE SECURITIES CORPORATION
                          (A WHOLLY OWNED SUBSIDIARY OF
                       COUNTRYWIDE CAPITAL MARKETS, INC.)

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                February 28, 2001


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Stock-Based Compensation

     CCI grants stock options for a fixed number of shares to employees of the Company with an exercise price equal to the fair value of the shares at the date of grant. The Company recognizes compensation cost related to its stock option plans only to the extent that the fair value of the shares at the grant date exceeds the exercise price.

NOTE B - CASH SEGREGATED UNDER FEDERAL REGULATIONS

     Cash of $26,070,000 at February 28, 2001 has been segregated in a special reserve bank account for the exclusive benefit of customers under Rule 15c3-3 of the Securities and Exchange Commission.

NOTE C - RECEIVABLES FROM AND PAYABLES TO BROKERS AND DEALERS

     The components of receivables from and payables to brokers and dealers consisted of the following at February 28, 2001:


                                                          (Dollars in
                                                           thousands)
                                                          -----------
     Unsettled proprietary trades, net                      $131,225
     Securities failed to deliver                            101,715
     Receivables from clearing organizations                  42,745
     Other receivables                                         1,084
                                                            --------
          Total receivables from brokers and dealers        $276,769
                                                            ========


                       COUNTRYWIDE SECURITIES CORPORATION
                          (A WHOLLY OWNED SUBSIDIARY OF
                       COUNTRYWIDE CAPITAL MARKETS, INC.)

                   NOTES TO FINANCIAL STATEMENTS --- CONTINUED

                                February 28, 2001

NOTE C - RECEIVABLES FROM AND PAYABLES TO BROKERS AND DEALERS---CONTINUED


                                                      (Dollars in
                                                       thousands)
                                                      -----------
     Securities failed to receive                      $35,472
     Payables to clearing organizations                  2,661
     Other payables                                      1,471
                                                       -------

          Total payables to brokers and dealers        $39,604
                                                       =======

     Securities failed to deliver and failed to receive represent the contract value of securities that have not been delivered or received by settlement date.

NOTE D - RECEIVABLES FROM AND PAYABLES TO CUSTOMERS

     Receivables from and payables to customers represent amounts due on securities transactions reflected on a settlement date basis. Securities owned by the customers are held as collateral to secure the receivable from customers. Such collateral is not reflected in the financial statements.

NOTE E - TRADING SECURITIES OWNED AND SOLD, NOT YET PURCHASED

     Trading securities owned and sold, not yet purchased, at market value, including amounts pledged as collateral, consisted of the following at February 28, 2001:


                                                                            Sold, not yet
                                                        Owned                 purchased
                                                      ----------            -------------
                                                            (Dollars in thousands)
     Mortgage pass-through certificates               $3,263,103              $  5,696
     Agency debt securities                              246,379                96,568
     Collateralized mortgage obligations                 457,768                     -
     U.S. Treasury securities                                  -               152,378
     Negotiable certificates of deposit                   22,640                 5,509
     Options                                               1,250                     -
     Other securities                                     58,898                     -
                                                      ----------              --------
                                                      $4,050,038              $260,151
                                                      ==========              ========


                       COUNTRYWIDE SECURITIES CORPORATION
                          (A WHOLLY OWNED SUBSIDIARY OF
                       COUNTRYWIDE CAPITAL MARKETS, INC.)

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                February 28, 2001


NOTE E - TRADING SECURITIES OWNED AND SOLD, NOT YET PURCHASED---CONTINUED

     Collateral pledged to brokers as clearing deposits included in trading securities owned had a market value of $27,320,000 at February 28, 2001.

NOTE F - TRANSACTIONS WITH AFFILIATES

     The Company paid its affiliates $3,254,000 for data processing, marketing, management and accounting for the year ended February 28, 2001. The company received reimbursement of $1,778,000 from an affiliate for personnel expenses and management fees paid on behalf of the affiliate. In addition, the Company paid its affiliates $741,000 for rent charged or paid on its behalf for the year ended February 28, 2001. The Company reimbursed its affiliates for all other direct expenses paid on its behalf. Intercompany interest income and expense on the intercompany receivable or payable was based upon a weighted average interest rate of 6.50% for the year. Net interest on the intercompany balance amounted to an expense of $5,800,000 for the year ended February 28, 2001. All such payments and reimbursements are charged or credited through the intercompany account. Included in gain on securities trading accounts and fees are fees in the amount of $53,739,000 earned from an affiliate for the year ended February 28, 2001. Outstanding at February 28, 2001 with an affiliate were securities purchased under agreements to resell in the amount of $18,210,000 and securities sold under agreements to repurchase in the amount of $2,350,357,000. At February 28, 2001, the Company has an agreement to purchase options on interest rate swaps ("swaptions") with an affiliate having a notional amount of $20,000,000 and a fair market value at February 28, 2001 of $1,250,000. In addition, during the year ended February 28, 2001, the Company purchased and sold $82,163,200,000 of securities from an affiliate at prevailing market prices.

     Refer to Note J for subordinated borrowings from an affiliate at February 28, 2001.

                       COUNTRYWIDE SECURITIES CORPORATION
                          (A WHOLLY OWNED SUBSIDIARY OF
                       COUNTRYWIDE CAPITAL MARKETS, INC.)

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                February 28, 2001


NOTE G - NET CAPITAL REQUIREMENTS

     The Company is subject to the Securities and Exchange Commission Uniform Net Capital Rule (SEC Rule 15c3-1), which requires the maintenance of minimum net capital. The Company has elected to use the alternative method, permitted by the rule, which requires that the Company maintain minimum net capital, as defined, equal to the greater of $250,000 or two percent of aggregate debit balances arising from customer transactions, as defined. At February 28, 2001, the Company's net capital was $29,676,000 and net capital in excess of the minimum required was $27,029,000. The rule prohibits the Company from withdrawing equity capital or making distributions to its shareholder (the Parent) if resulting net capital would be less than five percent of aggregate debits.

NOTE H - EMPLOYEE BENEFIT PLANS

     Eligible full-time employees of the Company are covered under CCI's defined benefit plans, including dental, medical, life insurance, dependent care and others. A portion of the employee benefit plan expense is allocated to the Company based on the Company's employees' participation in these plans.

     Eligible full-time employees of the Company are also covered under CCI's defined benefit pension and tax deferred savings and investment plans. A portion of the benefit plan expense is allocated to the Company based upon the percentage of the Company's salary expense to the total salary expense of CCI and its subsidiaries and based on the Company's employees' participation in these plans. The Company's expense related to these plans was $625,000 for the year ended February 28, 2001. Because the Company participates in these plans with other subsidiaries of CCI, an analysis setting forth the funding status at February 28, 2001, cannot be separately determined for the Company.

NOTE I - COMMITMENTS AND CONTINGENCIES

     The Company is contingently liable as of February 28, 2001 in the aggregate amount of $65,000,000 under irrevocable letter of credit agreements used in lieu of margin and clearing deposits with clearing organizations. The agreements are generally made for periods of six months to one year and bear interest at a rate of .2 to .4 percent.

     In the normal course of business, the Company enters into underwriting commitments. Transactions relating to such underwriting commitments that were open at February 28, 2001 have no material effect on the financial statements as of that date.

                       COUNTRYWIDE SECURITIES CORPORATION
                          (A WHOLLY OWNED SUBSIDIARY OF
                       COUNTRYWIDE CAPITAL MARKETS, INC.)

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                February 28, 2001


NOTE I - COMMITMENTS AND CONTINGENCIES - CONTINUED

     The Company is a defendant in various legal proceedings involving matters generally incidental to the business. Although it is difficult to predict the ultimate outcome of these proceedings, management believes, based on discussions with counsel, that any ultimate liability will not materially affect the financial position or results of operations of the Company.

NOTE J - LIABILITIES SUBORDINATED TO CLAIMS OF GENERAL CREDITORS

     All borrowings under revolving subordination agreements are with an affiliate. At February 28, 2001, the balances are:


                                                                                    (Dollars in
                                                                                     thousands)
                                                                                     ----------

      Revolving subordinated note, 5.38%, due April 28, 2001                         $  5,277
      Revolving subordinated note, 5.53%, due May 24, 2001                             35,728
      Revolving subordinated note, 5.53%, due June 26, 2001                            11,493
                                                                                     --------

      Total liabilities subordinated to claims of general creditors                  $ 52,498
                                                                                     ========


     The liabilities subordinated to claims of general creditors are subordinated to all existing and future claims of all non-subordinated creditors of the Company and constitute part of the Company's net capital (SEC Rule 15c3-1) and may be repaid only if, after giving effect to such repayment, the Company meets specified requirements of the SEC. Interest expense on the subordinated borrowings amounted to $3,194,000 for the year ended February 28, 2001.

NOTE K - FINANCIAL INSTRUMENTS

     Derivative financial instruments used for trading purposes, including hedges of trading instruments, are carried at market value or fair value. Market values for exchange-traded derivatives, principally futures and certain options, are based on quoted market prices. Fair values for over-the-counter derivative financial instruments, principally forward contracts of to-be-announced securities ("TBAs"), options, and swaptions, are based on pricing models intended to approximate the amounts that would be received from or paid to a third party in settlement of the contracts. Factors taken into consideration include credit spreads, market liquidity, concentrations, and funding and administrative costs incurred over the life of the instruments.

                       COUNTRYWIDE SECURITIES CORPORATION
                          (A WHOLLY OWNED SUBSIDIARY OF
                       COUNTRYWIDE CAPITAL MARKETS, INC.)

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                February 28, 2001


NOTE K - FINANCIAL INSTRUMENTS - CONTINUED

     Derivatives used for hedging purposes include swaptions, forwards, futures, and purchased options. Unrealized gains or losses on these derivative contracts are recognized currently in the statement of income.

     Fair values of swaptions are recorded in trading securities owned or trading securities sold, not yet purchased. Open equity in futures transactions and fair values of TBAs and options contracts are recorded as receivables from and payables to broker-dealers and clearing organizations.

     The following summarizes the notional amounts of these derivative contracts, and fair values (carrying amounts) of the related assets and liabilities at February 28, 2001, as well as the average fair values of the related assets and liabilities for the year ended February 28, 2001.


     ---------------------------------------------------------------------------------------------------------------
                                                                 Fair Value                       Average
                                        Notional                 At 2/28/01                      Fair Values
     (DOLLARS IN THOUSANDS)              Amount             Assets       Liabilities        Assets       Liabilities
     ---------------------------------------------------------------------------------------------------------------
     Sale of TBAs                      $7,492,031               -          $37,995               -          $5,996

     Purchase of TBAs                  $3,975,475         $26,014                -        $ 13,663               -

     Swaptions                         $   20,000         $ 1,250                -        $  2,803               -

     Futures Contracts                 $  990,000               -         $    156        $    (14)         $   71
--------------------------------------------------------------------------------------------------------------------

                       COUNTRYWIDE SECURITIES CORPORATION
                          (A WHOLLY OWNED SUBSIDIARY OF
                       COUNTRYWIDE CAPITAL MARKETS, INC.)

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                February 28, 2001


NOTE L - FAIR VALUE OF FINANCIAL INSTRUMENTS

     The financial instruments of the Company are reported in the statement of financial condition at market or fair values, or at carrying amounts that approximate fair values because of the short maturity of the instruments, except repurchase and reverse repurchase agreements and subordinated borrowings. The estimated fair values of these financial instruments at February 28, 2001, are as follows:


     ----------------------------------------------------------------------------------
                                                          Assets (Liabilities)
     (DOLLARS IN THOUSANDS)                     Carrying Amount            Fair Value
     ----------------------------------------------------------------------------------
     Repurchase agreements                        $(5,891,588)             $(5,891,588)

     Reverse repurchase agreements                $ 2,124,385              $ 2,118,846

     Subordinated borrowings                      $   (52,498)             $   (52,498)
     -----------------------------------------------------------------------------------


     The fair value estimates of repurchase and reverse repurchase agreements approximate carrying value. Factors taken into consideration include length to maturity, interest rate and type of collateral. The fair value estimates of the Company's subordinated borrowings are based on current rates offered to the Company for debt with substantially the same characteristics and maturities.

NOTE M - FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

     The Company enters into various transactions involving derivatives and other off-balance-sheet financial instruments. These financial instruments include futures, exchange-traded and over-the-counter options, delayed deliveries, TBAs, securities purchased and securities sold on a when-issued basis (when-issued securities), and interest rate swaps. These derivative financial instruments are used to conduct trading activities, and manage market risks and are, therefore, subject to varying degrees of market and credit risk. Derivative transactions are entered into for trading purposes or to hedge other positions or transactions.

                       COUNTRYWIDE SECURITIES CORPORATION
                          (A WHOLLY OWNED SUBSIDIARY OF
                       COUNTRYWIDE CAPITAL MARKETS, INC.)

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                February 28, 2001


NOTE M - FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK - CONTINUED

     Futures, TBAs and when-issued securities provide for the delayed delivery of the underlying instrument. Interest rate swaps involve the exchange of payments based on a fixed or floating rates applied to notional amounts. The contractual or notional amounts related to these financial instruments reflect the volume and activity and do not reflect the amounts at risk. Futures contracts are executed on an exchange, and cash settlement is made on a daily basis for market movements. Accordingly, futures contracts generally do not have credit risk. The credit risk for forward contracts, TBAs, options, swaptions, and when-issued securities is limited to the unrealized market valuation gains recorded in the statement of financial condition. Market risk is substantially dependent upon the value of the underlying financial instruments and is affected by market forces such as volatility and changes in interest and foreign exchange rates.

     In addition the Company has sold securities that it does not currently own and therefore will be obligated to purchase such securities at a future date. The Company has recorded these obligations in the financial statements at February 28, 2001, at the market values of the related securities and will incur a loss if the market value of the securities increases subsequent to February 28, 2001.

     In the normal course of business, the Company's customer activities involve the execution, settlement, and financing of various customer securities transactions. These activities may expose the Company to off-balance-sheet risk in the event the customer or other broker is unable to fulfill its contracted obligations and the Company has to purchase or sell the financial instrument underlying the contract at a loss.

     The Company's customer financing and securities settlement activities may require the Company to pledge customer securities as collateral in support of various secured financing sources such as bank loans and securities loaned. In the event the counterparty is unable to meet its contractual obligation to return customer securities pledged as collateral, the Company may be exposed to the risk of acquiring the securities at prevailing market prices in order to satisfy its customer obligations. The Company controls this risk by monitoring the market value of securities pledged on a daily basis and by requiring adjustments of collateral levels in the event of excess market exposure. In addition, the Company establishes credit limits for such activities and monitors compliance on a daily basis.

                       COUNTRYWIDE SECURITIES CORPORATION
                          (A WHOLLY OWNED SUBSIDIARY OF
                       COUNTRYWIDE CAPITAL MARKETS, INC.)

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                February 28, 2001


NOTE N - CREDIT RISK

     The Company is engaged in various trading activities with counterparties, primarily broker-dealers, banks and other financial institutions. In the event counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of nonperformance depends on the creditworthiness of the counterparty or issuer of the instrument. The Company has established credit policies applicable to making commitments involving financial instruments. Such policies include credit reviews, approvals, limits and monitoring procedures. It is the Company's policy to review, as necessary, the credit standing of each counterparty. The total amount of counterparty credit exposure as of February 28, 2001 was $69,202,000.

                            SUPPLEMENTARY INFORMATION

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ON
                SUPPLEMENTARY INFORMATION REQUIRED BY RULE 17a-5
                    OF THE SECURITIES AND EXCHANGE COMMISSION

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ON
                SUPPLEMENTARY INFORMATION REQUIRED BY RULE 17a-5
                    OF THE SECURITIES AND EXCHANGE COMMISSION



Board of Directors
Countrywide Securities Corporation


We have audited the financial statements of Countrywide Securities Corporation as of and for the year ended February 28, 2001, and have issued our report thereon dated April 6, 2001. Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole of Countrywide Securities Corporation, which are presented in the preceding section of this report. The supplementary information contained in Schedules I, II, and III on the following pages is presented for purposes of additional analysis and is not a required part of the basic financial statements, but is supplementary information required by Rule 17a-5 of the Securities and Exchange Act of 1934. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.





Los Angeles, California
April 6, 2001

                       COUNTRYWIDE SECURITIES CORPORATION
                          (A WHOLLY OWNED SUBSIDIARY OF
                       COUNTRYWIDE CAPITAL MARKETS, INC.)
                                FEBRUARY 28, 2001
                                   SCHEDULE I

               COMPUTATION OF NET CAPITAL UNDER RULE 15C3-1 OF THE
                       SECURITIES AND EXCHANGE COMMISSION

                             (Dollars in thousands)


AGGREGATE DEBITS
Total aggregate debits from the reserve formula                                                                    $132,357
                                                                                                                   ========

NET CAPITAL
         Stockholders' equity                                                                                      $146,831
         Add:  Allowable liabilities subordinated to claims of general creditors                                     50,000
                                                                                                                   --------
         Total capital and allowable subordinated liabilities                                                       196,831

         Deductions and/or charges
                  A (1) Nonallowable assets
                                            Receivables from brokers and dealers                $      863
                                            Receivables from customers                               2,750
                                            Furniture, equipment and leasehold
                                               improvements, net                                     5,400
                                            Other nonallowable assets                                8,977
                                                                                                ----------
                                                                                                    17,990

                           (2) Additional charges on customer's securities accounts                  7,044

                  B.   Aged fails to deliver                                                         5,984
                                      Number of items--- 235

                  C.   Other deductions and/or charges                                               3,282          (34,300)
                                                                                                ----------         ---------

         Net capital before haircuts on security positions                                                          162,531

         Haircuts on securities (computed pursuant to rule 15c3-1(c)(2)(vi))
                  Trading and investment securities
                           1.       Contractual commitments                                         23,966
                           2.       Bankers acceptances, CDs and commercial paper                      486
                           3.       U.S. and Canadian government obligations                        73,307
                           4.       Corporate obligations                                           16,026
                           5.       Options                                                          2,171
                           6.       Other securities                                                12,648
                           7.       Undue concentration                                              4,251         (132,855)
                                                                                                ----------        ---------

                                            NET CAPITAL                                                            $ 29,676
                                                                                                                   ========

NET CAPITAL REQUIREMENTS/PERCENTAGE
    Minimum net capital requirement (2% aggregate debit items)                                                     $  2,647
    Net capital requirement (minimum requirement)                                                                  $  2,647
    Excess net capital                                                                                             $ 27,029
    Excess net capital greater than 5% of aggregate debits                                                         $ 23,058
    Percentage:  Net capital to aggregate debit items                                                                    22%



There are no material differences between the above computation and the computation included with the Company's FOCUS II Form X-17A-5 for the period ending February 28, 2001.

                       COUNTRYWIDE SECURITIES CORPORATION
                          (A WHOLLY OWNED SUBSIDIARY OF
                       COUNTRYWIDE CAPITAL MARKETS, INC.)

                                FEBRUARY 28, 2001

                                   SCHEDULE II

              COMPUTATION FOR DETERMINATION OF RESERVE REQUIREMENTS UNDER RULE 15C3-3 OF THE SECURITIES AND EXCHANGE COMMISSION

                             (Dollars in thousands)

CREDIT BALANCES
    Free credit balances and other credit balances in customers' security accounts                 $ 106,800
    Monies borrowed collateralized by securities carried for the accounts of customers                  --
    Monies payable against customers' securities loaned                                                 --
    Customers' securities failed to receive                                                            5,933
    Credit balances in firm accounts which are attributable to principal sales to customers           38,199
    Market value of stock dividends, stock splits, and similar distributions
        receivable outstanding over 7 business days                                                     --
    Market value of short security count differences over 7 business days                               --
    Market value of short securities and credits in all suspense accounts over 7
        business days                                                                                    240
    Market value of securities which are in transfer in excess of 40 calendar
        days and have not been confirmed to be in transfer                                              --
                                                                                                   ---------
                  Total Credits                                                                    $ 151,172
                                                                                                   =========

DEBIT BALANCES
    Debit balances in customers' cash and margin accounts excluding
        unsecured accounts and accounts doubtful of collection                                     $  82,395
    Securities borrowed to effectuate short sales by customers and securities
        borrowed to make delivery on customers' securities failed to deliver                            --
    Failed to deliver of customers' securities not older than 30 calendar days                        49,962
    Margin required and on deposit with the Options Clearing Corporation                                --
                                                                                                   ---------

    Aggregate Debit Items                                                                            132,357
    less 3% (for alternative method only)                                                             (3,971)
                                                                                                   ---------

                  Total 15c3-3 Debits                                                              $ 128,386
                                                                                                   =========

Excess of total credits over total debits                                                             22,786
                                                                                                   =========
Required deposit                                                                                        None
                                                                                                   =========

Amount held on deposit in "reserve" bank account including value of
    qualified securities at end of reporting period                                                $  26,070
                                                                                                   =========

There are no material differences between the above computation and the computation included with the Company's FOCUS II Form X-17A-5 for the period ending February 28, 2001.

                       COUNTRYWIDE SECURITIES CORPORATION
                          (A WHOLLY OWNED SUBSIDIARY OF
                       COUNTRYWIDE CAPITAL MARKETS, INC.)

                                FEBRUARY 28, 2001

                                  SCHEDULE III

                  INFORMATION RELATING TO POSSESSION OR CONTROL
                         REQUIREMENTS UNDER RULE 15C3-3
                    OF THE SECURITIES AND EXCHANGE COMMISSION

Market valuation and number of items for:


                                                                                             Value          Number
                                                                                          -----------      ---------
   1.      Customer's fully paid securities and excess margin securities not in respondent's possession or control as of the report date (for which instructions to reduce to possession or control had been issued as of the report date) but for which the required action was not taken by
           respondent within the time frames specified under rule 15c3-3.                   $    -             -

   2.      Customer's fully paid securities and excess margin securities for which instructions to reduce to possession or control had not been issued as of the report date, excluding items arising from "temporary lags which result from normal business operations" as permitted under
           rule 15c3-3.                                                                     $    -             -


            REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ON THE
                     INTERNAL CONTROL REQUIRED BY RULE 17a-5
                    OF THE SECURITIES AND EXCHANGE COMMISSION

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ON
                     INTERNAL CONTROL REQUIRED BY RULE 17a-5
                    OF THE SECURITIES AND EXCHANGE COMMISSION



Board of Directors
Countrywide Securities Corporation


In planning and performing our audit of the financial statements of Countrywide Securities Corporation (the Company), for the year ended February 28, 2001, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and not to provide assurance on internal control.

Also, as required by rule 17a-5(g)(1) of the Securities and Exchange Commission
(SEC), we have made a study of the practices and procedures followed by the Company, including tests of compliance with such practices and procedures that we considered relevant to the objectives stated in rule 17a-5(g), in the following:

     1. Making the periodic computations of aggregate debits and net capital under rule 17a-3(a)(11) and the reserve required by rule 15c3-3(e).

     2. Making the quarterly securities examinations, counts, verifications, and comparisons, and the recordation of differences required by rule 17a-13.

     3. Complying with the requirements for prompt payment for securities under Section 8 of Federal Reserve Regulation T of the Board of Governors of the Federal Reserve System.

     4. Obtaining and maintaining physical possession or control of all fully paid and excess margin securities of customers as required by rule 15c3-3.

The management of the Company is responsible for establishing and maintaining internal control and the practices and procedures referred to in the preceding paragraph. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls, and of the practices and procedures referred to in the preceding paragraph, and to assess whether those practices and procedures can be expected to achieve the SEC's above-mentioned objectives. Two of the objectives of internal control and the practices and procedures are to provide management with reasonable but not absolute assurance that assets for which the Company has responsibility are safeguarded against loss from unauthorized use or disposition, and that transactions are executed in accordance with management's authorization and recorded properly to permit the preparation of financial statements in accordance with accounting principles generally accepted in the United States of America. Rule 17a-5(g) lists additional objectives of the practices and procedures listed in the preceding paragraph.

Because of inherent limitations in internal control or the practices and procedures referred to above, error or fraud may occur and not be detected. Also, projection of any evaluation of them to future periods is subject to the risk that they may become inadequate because of changes in conditions or that the effectiveness of their design and operation may deteriorate. Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of the specific internal control components does not reduce to a relatively low level the risk that error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control, including control activities for safeguarding securities, which we consider to be material weaknesses as defined above.

We understand that practices and procedures that accomplish the objectives referred to in the second paragraph of this report are considered by the SEC to be adequate for its purposes in accordance with the Securities Exchange Act of 1934 and related regulations, and that practices and procedures that do not accomplish such objectives in all material respects indicate a material inadequacy for such purposes. Based on this understanding and on our study, we believe that the Company's practices and procedures were adequate at February 28, 2001, to meet the SEC's objectives.

This report is intended solely for the information and use of the Board of Directors, management, the SEC, the National Association of Securities Dealers, Inc., and other regulatory agencies that rely on rule 17a-5(g) under the Securities Exchange Act of 1934 in their regulation of registered brokers and dealers, and is not intended to be and should not be used by anyone other than these specified parties.




Los Angeles, California
April 6, 2001